EXHIBIT (99)(b)       CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF JAMES
                      CABLE PARTNERS, L.P. PURSUANT TO SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of James Cable Partners, L.P. (the "Company") hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 28, 2003                      /s/ Daniel K. Shoemaker
                                           -----------------------
                                           Daniel K. Shoemaker
                                           President of DKS Holdings, Inc., a
                                           general partner of James
                                           Communications Partners, the general
                                           partner of James Cable Partners, L.P.
                                           (Principal Financial Officer)


The foregoing certification accompanies the filing and is being furnished solely pursuant to 18 U.S.C. Section 1350.







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